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                                                   EXHIBIT 23.02



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report (dated July 9, 1996 included in Technology Modeling Associates, Inc. Form SB-2 Registration Statement File No. 333-5252-LA).



                                 ARTHUR ANDERSEN LLP


San Jose, California
September 19, 1996